                                                  CENTEX DEVELOPMENT EXHIBIT 24c



                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Richard C. Decker, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan (and corresponding beneficial interests in the Warrants to purchase the Company's Class B Units), together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                                /s/ JOSIAH O. LOW, III
                                                --------------------------------
                                                Josiah O. Low, III
                                                Director
                                                Centex Development Company, L.P.

                        CENTEX DEVELOPMENT COMPANY, L.P.

                                POWER OF ATTORNEY


         THE UNDERSIGNED hereby constitutes and appoints Richard C. Decker, with full power of substitution in the premises, as the undersigned's true and lawful agent and attorney-in-fact (the "Attorney-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in his capacity as a Director of Centex Development Company, L.P. (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the reoffer of all shares of Common Stock, par value $0.25 per share, of Centex Corporation that are now held or will be held by affiliates of the Company, which shares were received or will be received by them pursuant to the exercise of stock options under the Centex Corporation Amended and Restated 1987 Stock Option Plan and/or the Centex Corporation Stock Option Plan (and corresponding beneficial interests in the Warrants to purchase the Company's Class B Units), together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorney-in-Fact, may not be revoked until the Attorney-in-Fact has received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of February, 1999.




                                                /s/ DAVID M. SHERER
                                                --------------------------------
                                                David M. Sherer
                                                Director
                                                Centex Development Company, L.P.